                            EXHIBIT 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

                    THE SARBANES-OXLEY ACT OF 2002

I, Edward L. Machulak, Chairman, President, Treasurer, Chief Executive,

Operating and Financial Officer of Commerce Group Corp., (the "Company"),

hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   the annual report on Form 10-K of the Company for the fiscal year ended March 31, 2007, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

     Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 27, 2007                    /s/ Edward L. Machulak

                                        -------------------------------

                                        Edward L. Machulak

                                        Chairman, President, Treasurer,

                                        Chief Executive, Operating and

                                        Financial Officer